UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 26, 2022

Exact Name of Registrant as Specified in Its Charter:	CALAMP CORP.

Delaware	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	15635 Alton Parkway, Suite 250
Irvine, CA 92618
Registrant's Telephone Number, Including Area Code:	(949) 600-5600
Former Name or Former Address, if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 per share	CAMP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CalAmp Corp. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on July 26, 2022. As of the record date for the Annual Meeting, June 10, 2022, there were 36,157,018 shares of common stock issued, outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, eight directors stood for election to a one-year term expiring at the 2022 Annual Meeting. Under Proposal 1, all eight of the director nominees were elected under the Registrant’s majority voting standard method. The results of the election of directors are summarized as follows:

	For	Against	Abstain	Broker Non-Votes
Scott Arnold	22,610,019	1,182,463	293,580	5,296,601
Jason Cohenour	22,313,014	1,529,039	244,009	5,296,601
Wesley Cummins	16,418,106	7,620,768	47,188	5,296,601
Jeffery Gardner	22,609,536	1,082,906	393,620	5,296,601
Henry Maier	22,953,419	1,092,174	40,469	5,296,601
Roxanne Oulman	23,024,545	1,042,509	19,008	5,296,601
Jorge Titinger	22,258,674	1,585,173	242,215	5,296,601
Kirsten Wolberg	22,615,645	1,452,348	18,069	5,296,601

In addition to the election of directors, the results of voting on other matters at the Annual Meeting are summarized as follows:

Proposal 2	For	Against	Abstain	Broker Non-Votes
Ratify the appointment of Deloitte & Touche, LLP as the Company’s independent auditors for the fiscal year ending February 28, 2023	28,799,296	120,148	463,219	N/A
Proposal 3	For	Against	Abstain	Broker Non-Votes
Approve, on an advisory basis, the executive compensation described in the proxy statement (“Say-on-Pay”)	22,749,342	1,293,692	43,028	5,296,601
Proposal 4	For	Against	Abstain	Broker Non-Votes
Approve the amendment to the Company’s Amended and Restated 2004 Incentive Stock Plan (the “Plan”) to (1) increase the number of shares of common stock available, and thereby increase the number of shares that can be granted as incentive stock options under the Amended Plan, by 1,000,000 shares to a total of 12,850,000 and (2) increase the limit on the number of shares which may be granted as “full value” stock-based awards under the Amended Plan from 4,550,000 to 5,550,000	22,181,783	1,882,086	22,193	5,296,601

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

August 1, 2022	By: /s/ Kurtis Binder
Date	Kurtis Binder
Executive Vice President and CFO
(Principal Financial Officer)